THE JUMPER STRATEGIC ADVANTAGE FUND

                      SUPPLEMENT DATED SEPTEMBER 1, 1999 TO
                         PROSPECTUS DATED JULY 15, 1998


         Due to current adverse market conditions, the Advisor has determined that the Fund should temporarily discontinue following the market neutral investment strategy described in the section entitled "Investment Strategy" starting on page 4 of the Prospectus.

         As a result:

o the Advisor will, as quickly as the Advisor considers prudent, sell from the Fund's portfolio the underlying funds and market neutral mutual funds described in the Prospectus; and

o until further notice, the Fund will invest primarily in short term (maturing or having coupons which reset in three years or less) investment grade fixed income securities (see page 5 of the Prospectus).